UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2010 GENERAL METALS CORPORATION (Exact name of Registrant as specified in its charter)
Delaware	000-30230	65-0488983
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

615 Sierra Rose Drive, Suite 1, Reno NV 89511 (Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (775) 583-4636
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On December 29, 2010, the Company issued an aggregate of 7,325,000 units at a purchase price of $0.04 per unit for gross proceeds of $293,000 to six (6) subscribers.  Each unit consists of one share of common stock and one non-transferable common share purchase warrants, each warrant exercisable for a period of twelve months at an exercise price of $0.075.  All six subscribers are U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933 (the “Securities Act”)) relying upon the exemption from registration requirements as provided in Section 4(2) of the Securities Act and Section 506 of Regulation D thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2011
GENERAL METALS CORPORATION

By:	/s/ Daniel J. Forbush
Name:	Daniel J. Forbush
Title:	CEO, CFO and Director